UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2003


GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of June 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-6F Mortgage Pass-Through Certificates, Series 2003-6F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-11              13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-6F Mortgage Pass-Through Certificates, Series 2003-6F pursuant to the terms of the Trust Agreement, dated as of June 1, 2003 among GS Mortgage Securities Corp., as Depositor, Wells Fargo Home Mortgage, Inc. as Servicer, and JPMorgan Chase Bank, as Trustee.

   On December 26, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-6F
Mortgage Pass-Through Certificates, Series 2003-6F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: January 6, 2004       By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2003

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

                                           GSR MORTGAGE LOAN TRUST 2003-6F
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    December 26, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         65,000,000.00    57,194,746.72    2,531,794.48    142,986.87     2,674,781.35    0.00        0.00     54,662,952.24
A2        203,200,000.00   178,799,577.45    7,914,779.06    226,293.22     8,141,072.28    0.00        0.00    170,884,798.39
A4            810,888.00       810,888.00            0.00      1,262.79         1,262.79    0.00        0.00        810,888.00
A5            259,389.00       259,389.00            0.00      1,296.94         1,296.94    0.00        0.00        259,389.00
A6         12,368,990.00             0.00            0.00          0.00             0.00    0.00        0.00              0.00
A7        242,812,800.00             0.00            0.00          0.00             0.00    0.00        0.00              0.00
A8         99,336,932.00    44,902,616.48    1,978,694.79    842,859.53     2,821,554.32    0.00        0.00     42,923,921.69
AP             52,702.00        51,477.60           57.50          0.00            57.50    0.00        0.00         51,420.10
B1          8,010,000.00     7,971,259.13        7,871.45     39,856.30        47,727.75    0.00        0.00      7,963,387.68
B2          3,845,000.00     3,826,403.42        3,778.49     19,132.02        22,910.51    0.00        0.00      3,822,624.93
B3          1,922,000.00     1,912,704.12        1,888.75      9,563.52        11,452.27    0.00        0.00      1,910,815.37
B4          1,282,000.00     1,275,799.53        1,259.82      6,379.00         7,638.82    0.00        0.00      1,274,539.71
B5            961,000.00       956,352.06          944.38      4,781.76         5,726.14    0.00        0.00        955,407.68
B6            962,595.00       957,939.34          945.94      4,789.70         5,735.64    0.00        0.00        956,993.40
R                   0.00             0.00            0.00          0.00             0.00    0.00        0.00              0.00
TOTALS    640,824,296.00   298,919,152.85   12,442,014.66  1,299,201.65    13,741,216.31    0.00        0.00    286,477,138.19

A3        203,200,000.00   178,799,577.45            0.00     52,149.88        52,149.88    0.00        0.00    170,884,798.39
A9         32,500,000.00    28,597,373.36            0.00    142,986.87       142,986.87    0.00        0.00     27,331,476.12
AX         57,001,181.00    26,903,300.15            0.00    145,726.21       145,726.21    0.00        0.00     25,613,791.18
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1        36229RJT7    879.91918031    38.95068431    2.19979800    41.15048231     840.96849600         A1      3.000000 %
A2        36229RJU4    879.91918036    38.95068435    1.11364774    40.06433209     840.96849601         A2      1.518750 %
A4        36229RJW0  1,000.00000000     0.00000000    1.55729275     1.55729275   1,000.00000000         A4      1.868750 %
A5        36229RJX8  1,000.00000000     0.00000000    4.99998072     4.99998072   1,000.00000000         A5      6.000000 %
A6        36229RJY6      0.00000000     0.00000000    0.00000000     0.00000000       0.00000000         A6     22.525000 %
A7        36229RJZ3      0.00000000     0.00000000    0.00000000     0.00000000       0.00000000         A7      1.868750 %
A8        36229RKA6    452.02338723    19.91902458    8.48485566    28.40388024     432.10436266         A8     22.525000 %
AP        36229RKC2    976.76748510     1.09104019    0.00000000     1.09104019     975.67644492         AP      0.000000 %
B1        36229RKE8    995.16343695     0.98270287    4.97581773     5.95852060     994.18073408         B1      6.000000 %
B2        36229RKF5    995.16343823     0.98270221    4.97581795     5.95852016     994.18073602         B2      6.000000 %
B3        36229RKG3    995.16343392     0.98270031    4.97581686     5.95851717     994.18073361         B3      6.000000 %
B4        36229RKH1    995.16343994     0.98269891    4.97581903     5.95851794     994.18074103         B4      6.000000 %
B5        36229RKJ7    995.16343392     0.98270552    4.97581686     5.95852237     994.18072841         B5      6.000000 %
B6        36229RKK4    995.16342803     0.98269781    4.97582057     5.95851838     994.18073021         B6      6.000000 %
TOTALS                 466.46039283    19.41564129    2.02739137    21.44303266     447.04475155

A3        36229RJV2    879.91918036     0.00000000    0.25664311     0.25664311     840.96849601         A3      0.350000 %
A9        36229RKB4    879.91918031     0.00000000    4.39959600     4.39959600     840.96849600         A9      6.000000 %
AX        36229RKD0    471.97794288     0.00000000    2.55654721     2.55654721     449.35544721         AX      6.500000 %

-----------------------------------------------------------------------------------------------------  ----------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                        Pool 1 Mortgage Loans                                                             286,477,139.27

Sec. 4.01(c)    Available Distribution                                                                     14,082,079.28
                        Aggregate Principal Distribution Amount                                            12,442,014.71
                        Principal Prepayment Amount                                                        12,146,832.28

Sec. 4.01(e)    Unscheduled Principal By Group
                        Group 1                                                                            12,146,832.28

Sec. 4.01(f)    Interest Payment
                        Class A-1
                                               Accrued and Paid for Current Month                             142,986.87
                                               Accrued and Paid from Prior Months                                   0.00
                        Class A-2
                                               Accrued and Paid for Current Month                             226,293.22
                                               Accrued and Paid from Prior Months                                   0.00
                        Class A-3
                                               Accrued and Paid for Current Month                              52,149.88
                                               Accrued and Paid from Prior Months                                   0.00
                        Class A-4
                                               Accrued and Paid for Current Month                               1,262.79
                                               Accrued and Paid from Prior Months                                   0.00
                        Class A-5
                                               Accrued and Paid for Current Month                               1,296.94
                                               Accrued and Paid from Prior Months                                   0.00
                        Class A-6
                                               Accrued and Paid for Current Month                                   0.00
                                               Accrued and Paid from Prior Months                                   0.00
                        Class A-7
                                               Accrued and Paid for Current Month                                   0.00
                                               Accrued and Paid from Prior Months                                   0.00
                        Class A-8
                                               Accrued and Paid for Current Month                             842,859.53
                                               Accrued and Paid from Prior Months                                   0.00
                        Class A-9
                                               Accrued and Paid for Current Month                             142,986.87
                                               Accrued and Paid from Prior Months                                   0.00
                        Class A-X
                                               Accrued and Paid for Current Month                             145,726.21
                                               Accrued and Paid from Prior Months                                   0.00
                        Class B1
                                               Accrued and Paid for Current Month                              39,856.30
                                               Accrued and Paid from Prior Months                                   0.00
                        Class B2
                                               Accrued and Paid for Current Month                              19,132.02
                                               Accrued and Paid from Prior Months                                   0.00

                        Class B3
                                               Accrued and Paid for Current Month                               9,563.52
                                               Accrued and Paid from Prior Months                                   0.00
                        Class B4
                                               Accrued and Paid for Current Month                               6,379.00
                                               Accrued and Paid from Prior Months                                   0.00
                        Class B5
                                               Accrued and Paid for Current Month                               4,781.76
                                               Accrued and Paid from Prior Months                                   0.00
                        Class B6
                                               Accrued and Paid for Current Month                               4,789.70
                                               Accrued and Paid from Prior Months                                   0.00
Sec. 4.01(g)    Trust Fees
                        Servicer Fee Paid                                                                      62,274.82
                        Trustee Fee Paid                                                                          622.75

Sec. 4.01(h)    Monthly Advances
                        Current Period Advances                                                                     0.00
                        Current Period Reimbursed Advances                                                          0.00
                        Aggregate Unreimbursed Advances                                                             0.00

Sec. 4.01(i)    Trustee Advances
                        Current Period Advances                                                                     0.00
                        Current Period Reimbursed Advances                                                          0.00
                        Aggregate Unreimbursed Advances                                                             0.00

Sec. 4.01(k)            Number of Outstanding Mortgage Loans                                                         665
                        Balance of Outstanding Mortgage Loans                                             286,477,139.27

Sec. 4.01(l)                                   Number and Balance of Delinquent Loans
                                                Group 1
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               0-29 days                     663          285,571,702.99                  99.68 %
                                               30-59 days                      0                    0.00                   0.00 %
                                               60-89 days                      0                    0.00                   0.00 %
                                               90-119 days                     1              457,241.24                   0.16 %
                                               120+ days                       1              448,195.04                   0.16 %
                                                Total                        665          286,477,139.27                 100.00 %
                                                Group Totals
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               0-29 days                     663          285,571,702.99                  99.68 %
                                               30-59 days                      0                    0.00                   0.00 %
                                               60-89 days                      0                    0.00                   0.00 %
                                               90-119 days                     1              457,241.24                   0.16 %
                                               120+days                        1              448,195.04                   0.16 %
                                                Total                        665          286,477,139.27                 100.00 %

Sec. 4.01(l)                                   Number and Balance of REO Loans
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %


Sec. 4.01(l)                                   Number and Balance of Loans in Bankruptcy
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %

Sec. 4.01(m)                                   Number and Balance of Loans in Foreclosure
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %

Sec. 4.01(o)            Aggregate Principal Payment
                                               Scheduled Principal                                            295,182.43
                                               Payoffs                                                     12,067,502.85
                                               Prepayments                                                     79,329.43
                                               Liquidation Proceeds                                                 0.00
                                               Condemnation Proceeds                                                0.00
                                               Insurance Proceeds                                                   0.00
                                               Realized Losses                                                      0.00

                                               Realized Losses Group 1                                              0.00
                                               Realized Gains                                                       0.00

Sec. 4.01(p)            Aggregate Amount of Mortgage Loans Repurchased                                              0.00

Sec. 4.01(q)            Aggregate Amount of Shortfall Allocated for Current Period                                  0.00
                                               Class A-1                                                            0.00
                                               Class A-2                                                            0.00
                                               Class A-3                                                            0.00
                                               Class A-4                                                            0.00
                                               Class A-5                                                            0.00
                                               Class A-6                                                            0.00
                                               Class A-7                                                            0.00
                                               Class A-8                                                            0.00
                                               Class A-9                                                            0.00
                                               Class B1                                                             0.00
                                               Class B2                                                             0.00
                                               Class B3                                                             0.00
                                               Class B4                                                             0.00
                                               Class B5                                                             0.00
                                               Class B6                                                             0.00
                                               Class A-X                                                            0.00
Sec. 4.01(s) Group I
                        Senior Percentage I                                                                    94.3452 %
                        Senior Prepayment Percentage I                                                        100.0000 %

                        Subordinate Percentage I                                                                5.6548 %
                        Subordinate Prepayment Percentage I                                                     0.0000 %


Aggregate
                        Scheduled Principal                                                                   295,182.43
                        Unscheduled Principal                                                              12,146,832.28
                        Beginning Balance                                                                 298,919,153.98
                        Ending Balance                                                                    286,477,139.27
                        Net Wac                                                                                  6.58398
                        Weighted Averge Maturity                                                                  341.00



             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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